SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2014

Harmonic Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-145794	26-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3rd Floor, 207 Regent Street, London, United Kingdom	W1B 3HH
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0)20 76177300

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- registrant’s business and operations

Item 1.01 Entry Into a Material Definitive Agreement

Effective June 30, 2014, we entered into a Consulting Agreement with Search4.com, Inc. (the “Agreement”). Under the Agreement, Search4.com has agreed to provide us with marketing and investor relations services. Search4.com will be compensated under Agreement by initial payments totaling $52,500, together with weekly payments of $20,000 until the Agreement is terminated. The Agreement will remain in effect for successive week-to-week terms until terminated by either party, with or without cause, upon seven (7) days written notice.

The foregoing is a summary of the material terms of the Agreement and not a complete description of its provisions. The Agreement should be consulted in its entirety for further information.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Consulting Agreement with Search4.com, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harmonic Energy, Inc.

/s/ Jamie Mann

Jamie Mann
Chief Executive Officer

Date: August 5, 2014

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